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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 12, 1999


                             SONOCO PRODUCTS COMPANY




Incorporated under the laws     Commission File No. 1-11261     I.R.S. Employer Identification
     of South Carolina                                                No. 57-0248420



                               Post Office Box 160

                      Hartsville, South Carolina 29551-0160

                             Telephone: 843-383-7000




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Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits

              The following exhibits are filed herewith:

              Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges


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                   S O N O C O  P R O D U C T S  C O M P A N Y


                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                     SONOCO PRODUCTS COMPANY
                                                           (Registrant)



Date:  November 12, 1999                             By: /s/ F. T. Hill, Jr.
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                                                        F. T. Hill, Jr.
                                                        Vice President and
                                                        Chief Financial Officer